Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Petco Holdings Inc. Notes
Date of Purchase	10/04/12
Underwriter From Whom Purchased	Goldman Sachas and Company
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$99.50
Aggregate % of Issue Purchased by the Firm	0.80%
 Commission, Spread or Profit 	1.75%
Fair & Reasonable Commission (Y/N) (1)	Y


Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Jo-Ann Stores Holdings
Inc. Notes
Date of Purchase	10/09/12
Underwriter From Whom Purchased	BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$98.76
Aggregate % of Issue Purchased by the Firm	6.65%
 Commission, Spread or Profit 	1.75%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Jaguar Holding Company I
Notes
Date of Purchase	10/10/12
Underwriter From Whom Purchased	Credit Suisse Securities
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$98.06
Aggregate % of Issue Purchased by the Firm	1.37%
 Commission, Spread or Profit 	1.75%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Cequel Communications
Escrow I LLC  and Cequel Communications Escrow Capital Corp. Notes
Date of Purchase	10/11/12
Underwriter From Whom Purchased	Credit Suisse Securities
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	2.68%
 Commission, Spread or Profit 	2.00%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	IMS Health Inc. Notes
Date of Purchase	10/16/12
Underwriter From Whom Purchased	Goldman Sachs and Company
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	6.21%
 Commission, Spread or Profit 	1.75%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	HCA Inc. Notes
Date of Purchase	10/16/12
Underwriter From Whom Purchased	BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	1.45%
 Commission, Spread or Profit 	1.13%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	HCA Inc. Notes
Date of Purchase	10/16/12
Underwriter From Whom Purchased	BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	1.49%
 Commission, Spread or Profit 	1.13%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Sungard Data Systems Inc.
Notes
Date of Purchase	10/18/12
Underwriter From Whom Purchased	Citigroup Global Markets
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	3.82%
 Commission, Spread or Profit 	1.88%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Lennar Corp. Notes
Date of Purchase	10/18/12
Underwriter From Whom Purchased	Citigroup Global Markets
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	3.39%
 Commission, Spread or Profit 	1.00%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Citigroup Inc. Notes
Date of Purchase	10/22/12
Underwriter From Whom Purchased	Citigroup Global Markets
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	3.27%
 Commission, Spread or Profit 	1.50%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Plains Exploration and
Production Company Notes
Date of Purchase	10/23/12
Underwriter From Whom Purchased	Barclays Capital Inc.
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	3.69%
 Commission, Spread or Profit 	1.50%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Plains Exploration and
Production Company Notes
Date of Purchase	10/23/12
Underwriter From Whom Purchased	Barclays Capital Inc.
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	2.58%
 Commission, Spread or Profit 	1.50%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Virgin Media Finance Plc
Notes
Date of Purchase	10/25/12
Underwriter From Whom Purchased	Goldman Sachs and Company
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	1.95%
 Commission, Spread or Profit 	0.78%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Lamar Media Corp. Notes
Date of Purchase	10/25/12
Underwriter From Whom Purchased	Wells Fargo Advisor
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	2.02%
 Commission, Spread or Profit 	1.35%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Royal Caribbean Cruises
Notes
Date of Purchase	11/02/12
Underwriter From Whom Purchased	Citigroup Global Markets
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	1.09%
 Commission, Spread or Profit 	1.50%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Celanese US Holding LLC
Notes
Date of Purchase	11/07/12
Underwriter From Whom Purchased	Deutsche Bank Securities
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	2.73%
 Commission, Spread or Profit 	1.75%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	New Gold Inc. Notes
Date of Purchase	11/08/12
Underwriter From Whom Purchased	Scotia Capital
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	1.86%
 Commission, Spread or Profit 	1.73%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Sprint Nextel Corporation
Notes
Date of Purchase	11/08/12
Underwriter From Whom Purchased	BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	1.50%
 Commission, Spread or Profit 	1.50%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Antero Resources Finance
Notes
Date of Purchase	11/14/12
Underwriter From Whom Purchased	Wells Fargo Advisors
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	9.31%
 Commission, Spread or Profit 	1.50%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Prudential Financial Inc.
Notes
Date of Purchase	11/14/12
Underwriter From Whom Purchased	Barclays Capital Inc.
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$99.99
Aggregate % of Issue Purchased by the Firm	2.12%
 Commission, Spread or Profit 	1.00%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Amsurg Corporation Notes
Date of Purchase	11/15/12
Underwriter From Whom Purchased	SunTrust Robinson
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	5.66%
 Commission, Spread or Profit 	1.91%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Aircastle Limited Notes
Date of Purchase	11/27/12
Underwriter From Whom Purchased	Goldman Sachs and Company
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	0.83%
 Commission, Spread or Profit 	1.50%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Inergy Midstream, L.P. and
NRGM Finance Corp. Notes
Date of Purchase	11/29/12
Underwriter From Whom Purchased	Citigroup Global Markets
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	3.35%
 Commission, Spread or Profit 	2.00%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Unitymedia Hessen and
Unitymedia NRW Notes
Date of Purchase	11/30/12
Underwriter From Whom Purchased	Credit Suisse Securities
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	1.84%
 Commission, Spread or Profit 	0.88%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	HCA Holdings Inc. Notes
Date of Purchase	12/03/12
Underwriter From Whom Purchased	Citigroup Global Markets
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	4.71%
 Commission, Spread or Profit 	1.13%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	NCR Corporation Notes
Date of Purchase	12/04/12
Underwriter From Whom Purchased	BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	0.55%
 Commission, Spread or Profit 	1.13%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	MGM Resorts International
Notes
Date of Purchase	12/06/12
Underwriter From Whom Purchased	Barclays Capital Inc
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	5.23%
 Commission, Spread or Profit 	1.25%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	New Academy Finance
Company LLC/New Academy Finance Corporation Notes
Date of Purchase	12/06/12
Underwriter From Whom Purchased	Goldman Sachs and Company
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$99.50
Aggregate % of Issue Purchased by the Firm	1.80%
 Commission, Spread or Profit 	1.38%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Atlas Pipeline Escrow LLC
Notes
Date of Purchase	12/06/12
Underwriter From Whom Purchased	Wells Fargo Advisors
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$103.00
Aggregate % of Issue Purchased by the Firm	5.23%
 Commission, Spread or Profit 	1.75%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	A-S Co-Issuer Subsidiary
Inc. and A-S Merger Sub LLC Notes
Date of Purchase	12/06/12
Underwriter From Whom Purchased	BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	2.02%
 Commission, Spread or Profit 	2.25%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Altice Financing SA Notes
Date of Purchase	12/07/12
Underwriter From Whom Purchased	Goldman Sachs and Company
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	1.88%
 Commission, Spread or Profit 	1.91%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Altice Financing SA Notes
Date of Purchase	12/07/12
Underwriter From Whom Purchased	Goldman Sachs and Company
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	1.39%
 Commission, Spread or Profit 	1.91%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	CC Holdings GS V LLC Notes
Date of Purchase	12/11/12
Underwriter From Whom Purchased	BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	0.91%
 Commission, Spread or Profit 	0.90%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Brookfield Residential
Properties Inc. Notes
Date of Purchase	12/11/12
Underwriter From Whom Purchased	Credit Suisse Securities
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	3.10%
 Commission, Spread or Profit 	1.62%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Tempur-Pedic International
Inc. Notes
Date of Purchase	12/12/12
Underwriter From Whom Purchased	BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	3.64%
 Commission, Spread or Profit 	2.00%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	CCO Holdings, LLC and CCO
Holdings Capital Corp. Notes
Date of Purchase	12/12/12
Underwriter From Whom Purchased	Deutsche Bank Securities
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	1.79%
 Commission, Spread or Profit 	1.20%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Inmet Mining Corporation
Notes
Date of Purchase	12/13/12
Underwriter From Whom Purchased	Credit Suisse Securities
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	2.76%
 Commission, Spread or Profit 	1.00%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Dematic/DH Services
Luxembourg S.a' r.l. Notes
Date of Purchase	12/13/12
Underwriter From Whom Purchased	Credit Suisse Securities
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	1.06%
 Commission, Spread or Profit 	2.00%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Cequel Communications
Holdings I, LLC and Cequel Capital Corporation Notes
Date of Purchase	12/13/12
Underwriter From Whom Purchased	BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$103.00
Aggregate % of Issue Purchased by the Firm	1.42%
 Commission, Spread or Profit 	1.20%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	Avaya Inc. Notes
Date of Purchase	12/18/12
Underwriter From Whom Purchased	Citigroup Global Markets
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$100.00
Aggregate % of Issue Purchased by the Firm	4.12%
 Commission, Spread or Profit 	2.00%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment
Management
Fund Name	PFI High Yield Fund I
Issuer	EPE Holdings LLC and EP
Energy Bond Company Inc. Notes
Date of Purchase	12/18/12
Underwriter From Whom Purchased	Citigroup Global Markets
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Securities
Inc.
 Purchase Price 	$99.50
Aggregate % of Issue Purchased by the Firm	5.38%
 Commission, Spread or Profit 	1.50%
Fair & Reasonable Commission (Y/N) (1)	Y




(1) The sub-adviser has certified that the compensation paid was fair and reasonable and has provided documentation to support that certification.